Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010			2009					2008			2007
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	Dec. 31/YTD
Period-End Balance Sheet
Total assets	$7,805,089	$7,805,089	$7,592,907	$7,710,672	$7,710,672	$7,678,434	$7,767,312	$8,252,576	$8,528,341	$8,528,341	$8,246,655	$8,091,518
Securities HTM - amortized cost	87,843	87,843	90,449	84,182	84,182	83,860	86,245	81,566	84,306	84,306	85,982	97,671
Securities AFS - fair market value	1,090,109	1,090,109	1,152,039	1,266,760	1,266,760	1,349,669	1,450,082	1,901,919	2,216,186	2,216,186	2,024,881	2,080,046
FHLB and FRB stock	59,864	59,864	59,428	56,428	56,428	54,768	54,768	54,768	54,767	54,767	54,767	54,767
Loans:
Commercial and industrial	1,494,119	1,494,119	1,454,714	1,438,063	1,438,063	1,484,601	1,457,413	1,508,175	1,490,101	1,490,101	1,485,541	1,347,481
Agricultural	199,597	199,597	200,527	209,945	209,945	200,955	210,675	219,178	216,814	216,814	234,755	235,498
Real estate - office, retail, and industrial	1,220,191	1,220,191	1,239,583	1,212,965	1,212,965	1,151,276	1,117,748	1,086,987	1,025,241	1,025,241	999,319	824,078
Real estate - residential construction	241,094	241,094	276,322	313,919	313,919	400,502	458,913	466,195	509,059	509,059	509,974	505,194
Real estate - commercial construction	107,572	107,572	138,994	134,680	134,680	196,198	204,042	232,675	258,253	258,253	229,492	244,904
Real estate - commercial land	94,469	94,469	94,668	96,838	96,838	105,264	121,383	107,540	98,322	98,322	92,658	143,289
Real estate - multifamily	369,281	369,281	348,178	333,961	333,961	342,807	305,976	311,865	286,963	286,963	237,506	217,266
Real estate - other commercial	831,723	831,723	790,502	798,983	798,983	753,429	759,132	725,311	729,329	729,329	683,446	661,480
Real estate - 1-4 family	145,457	145,457	139,840	139,983	139,983	138,862	171,186	185,486	198,197	198,197	205,851	220,741
Consumer	504,844	504,844	512,546	523,909	523,909	532,174	534,303	543,716	547,784	547,784	545,040	563,741

Total loans	5,208,347	5,208,347	5,195,874	5,203,246	5,203,246	5,306,068	5,340,771	5,387,128	5,360,063	5,360,063	5,223,582	4,963,672
Other Assets:
Covered assets	251,572	251,572	207,609	223,245	223,245	—	—	—	—	—	—	—
Bank owned life insurance	198,399	198,399	198,201	197,962	197,962	197,681	197,564	199,070	198,533	198,533	207,390	203,535
Goodwill and other intangibles	281,255	281,255	280,477	281,479	281,479	281,614	282,592	283,570	284,548	284,548	285,643	288,235
Deposits:
Demand deposits	1,188,356	1,188,356	1,129,777	1,133,756	1,133,756	1,069,870	1,058,553	1,046,660	1,040,763	1,040,763	1,056,905	1,064,684
Interest bearing deposits	4,935,209	4,935,209	4,734,327	4,751,523	4,751,523	4,679,283	4,708,103	4,461,722	4,544,991	4,544,991	4,601,379	4,714,177

Total deposits	6,123,565	6,123,565	5,864,104	5,885,279	5,885,279	5,749,153	5,766,656	5,508,382	5,585,754	5,585,754	5,658,284	5,778,861
Fed funds purchased and repurchase agreements	191,036	191,036	194,355	238,390	238,390	265,917	566,794	685,016	737,598	737,598	928,966	665,164
Other borrowed funds	137,434	137,434	147,808	452,786	452,786	450,382	225,382	850,736	960,736	960,736	625,737	599,064
Subordinated debt	137,739	137,739	137,737	137,735	137,735	157,717	232,342	232,375	232,409	232,409	232,442	230,082
Stockholders’ equity	1,155,512	1,155,512	1,143,768	941,521	941,521	983,579	892,053	903,612	908,279	908,279	718,909	723,975
Stockholders’ equity, excluding OCI	1,168,315	1,168,315	1,162,646	960,187	960,187	999,796	941,535	941,082	926,321	926,321	770,716	735,702
Stockholders’ equity, common	962,512	962,512	950,768	748,521	748,521	790,579	699,053	710,612	715,949	715,949	718,909	723,975
Stockholders’ equity, common excluding OCI	975,315	975,315	969,646	767,187	767,187	806,796	748,535	748,082	733,991	733,991	770,716	735,702
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	192,330	192,330	—	—
Average Balance Sheet
Total assets	$7,786,235	$7,905,364	$7,665,781	$8,064,109	$7,764,163	$7,877,055	$8,195,690	$8,428,879	$8,225,440	$8,365,535	$8,275,818	$8,091,333
Securities - HTM taxable	11,422	14,736	8,072	8,520	11,625	7,396	7,454	7,571	7,670	7,575	7,647	9,450
Securities - HTM tax-exempt	77,655	77,490	77,821	77,464	77,834	77,470	79,129	75,398	84,718	78,089	82,213	88,099
Securities - AFS taxable	534,337	494,373	574,746	890,848	652,354	711,552	990,358	1,217,308	1,171,264	1,195,909	1,192,899	1,268,389
Securities - AFS tax-exempt	632,494	626,856	638,193	770,380	660,076	721,872	810,485	892,169	936,933	917,418	931,565	906,905
FHLB and FRB stock	59,130	59,758	58,495	55,081	56,013	54,768	54,768	54,768	54,767	54,767	54,767	54,774
Total loans	5,201,052	5,204,566	5,197,499	5,348,979	5,304,690	5,346,769	5,366,393	5,378,905	5,149,879	5,275,981	5,205,188	4,943,479
Covered loans	221,355	233,907	208,663	28,049	111,281	—	—	—	—	—	—	—
Other earning assets	185,594	314,480	55,275	102,801	52,324	210,667	129,716	16,921	35,310	58,231	24,868	30,507

Total earning assets	6,923,039	7,026,166	6,818,764	7,282,122	6,926,197	7,130,494	7,438,303	7,643,040	7,440,541	7,587,970	7,499,147	7,301,603
Deposits:
Demand deposits	1,152,865	1,181,097	1,124,320	1,061,208	1,115,096	1,056,188	1,044,033	1,028,617	1,043,972	1,043,596	1,053,530	1,055,251
Savings deposits	781,690	803,353	759,786	751,386	744,876	749,995	762,375	748,350	792,524	748,065	784,646	754,009
NOW accounts	1,040,362	1,157,246	922,179	984,529	953,772	1,062,708	1,026,432	893,687	935,429	923,643	983,364	900,956
Money market deposits	1,133,329	1,155,889	1,110,519	937,766	1,079,943	995,132	903,728	768,202	787,218	737,658	770,967	859,864

Core transactional deposits	4,108,246	4,297,585	3,916,804	3,734,889	3,893,687	3,864,023	3,736,568	3,438,856	3,559,143	3,452,962	3,592,507	3,570,080
Time deposits > $100,000	647,601	645,624	649,600	703,487	677,171	697,421	741,356	698,301	802,500	738,486	839,495	827,907
Time deposits < $100,000	1,288,718	1,270,492	1,307,145	1,297,720	1,331,556	1,241,024	1,247,992	1,371,370	1,369,879	1,444,120	1,330,535	1,491,995

Total time deposits	1,936,319	1,916,116	1,956,745	2,001,207	2,008,727	1,938,445	1,989,348	2,069,671	2,172,379	2,182,606	2,170,030	2,319,902

Total deposits	6,044,565	6,213,701	5,873,549	5,736,096	5,902,414	5,802,468	5,725,916	5,508,527	5,731,522	5,635,568	5,762,537	5,889,982
FFP, repos, other borrowed funds	409,694	342,808	477,323	1,118,792	661,976	870,397	1,261,949	1,694,928	1,438,908	1,638,037	1,476,403	1,131,700
Subordinated debt	137,737	137,738	137,736	208,621	143,816	226,693	232,358	232,391	231,961	232,425	232,458	227,756

Total funding sources	6,591,996	6,694,247	6,488,608	7,063,509	6,708,206	6,899,558	7,220,223	7,435,846	7,402,391	7,506,030	7,471,398	7,249,438
Stockholders’ equity	1,136,220	1,152,394	1,119,866	927,673	983,595	905,347	907,421	913,809	764,731	845,755	735,022	750,111
Stockholders’ equity, common	943,220	959,394	926,866	734,673	790,595	712,347	714,421	720,809	750,497	789,128	735,022	750,111
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	14,234	56,627	—	—

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010			2009					2008			2007
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	Dec. 31/YTD
Income Statement
Interest income	$164,053	$82,274	$81,779	$341,751	$82,370	$82,762	$85,139	$91,480	$409,207	$97,933	$101,486	$476,961
Interest expense	26,496	12,655	13,841	90,219	16,429	21,781	24,748	27,261	162,610	32,920	38,728	236,832

Net interest income	137,557	69,619	67,938	251,532	65,941	60,981	60,391	64,219	246,597	65,013	62,758	240,129
Loan loss provision	39,876	21,526	18,350	215,672	93,000	38,000	36,262	48,410	70,254	42,385	13,029	7,233
Service charges on deposit accounts	17,433	9,052	8,381	38,754	9,977	10,046	9,687	9,044	44,987	11,206	11,974	45,015
Trust and investment management fees	7,295	3,702	3,593	14,059	3,704	3,555	3,471	3,329	15,130	3,420	3,818	15,701
Other service charges, commissions, and fees	8,800	4,628	4,172	16,529	4,280	4,222	4,021	4,006	18,846	4,554	4,834	22,183
Card-based fees	8,390	4,497	3,893	15,826	4,000	4,023	4,048	3,755	16,143	3,868	4,141	15,925

Subtotal, total fee-based revenue	41,918	21,879	20,039	85,168	21,961	21,846	21,227	20,134	95,106	23,048	24,767	98,824
Bank owned life insurance income	597	349	248	2,263	281	282	1,159	541	(2,369)	(8,858)	1,882	8,033
Security (losses) gains, net	4,178	1,121	3,057	2,110	(5,772)	(6,975)	6,635	8,222	(35,611)	(34,215)	(1,746)	(50,801)
Gain on FDIC-assisted transaction	4,303	4,303	—	13,071	13,071	—	—	—	—	—	—	—
Gains on early extinguishment of debt	—	—	—	15,258	1,267	13,991	—	—	—	—	—	—
Other income	635	(342)	977	5,132	939	1,946	2,373	(126)	(3,119)	(2,104)	(1,209)	4,197

Total noninterest income	51,631	27,310	24,321	123,002	31,747	31,090	31,394	28,771	54,007	(22,129)	23,694	60,253
Salaries and employee benefits	53,424	26,540	26,884	106,548	27,592	27,416	28,229	23,311	99,910	20,356	26,996	111,598
Occupancy and equipment expense	15,976	7,808	8,168	31,724	7,661	7,837	7,389	8,837	33,334	8,421	8,216	32,594
FDIC insurance	5,078	2,546	2,532	13,673	2,720	2,558	6,034	2,361	1,065	301	261	747
Other real estate expense, net	22,637	11,850	10,787	23,459	15,693	3,461	3,301	1,004	3,409	1,289	637	972
Other intangibles amortization	2,032	1,029	1,003	3,929	994	979	978	978	4,378	1,095	1,094	4,423
Acquisition and restructure charges	—	—	—	—	—	—	—	—	—	—	—	36
Other expenses	33,781	17,682	16,099	55,455	15,861	14,389	13,302	11,903	52,209	15,119	11,232	48,767

Total noninterest expense	132,928	67,455	65,473	234,788	70,521	56,640	59,233	48,394	194,305	46,581	48,436	199,137
Pre-tax earnings	16,384	7,948	8,436	(75,926)	(65,833)	(2,569)	(3,710)	(3,814)	36,045	(46,082)	24,987	94,012
Income taxes	494	139	355	(50,176)	(28,342)	(5,920)	(6,373)	(9,541)	(13,291)	(19,192)	796	13,853

Net income	$15,890	$7,809	$8,081	$(25,750)	$(37,491)	$3,351	$2,663	$5,727	$49,336	$(26,890)	$24,191	$80,159

Net income applicable to common shares	$10,599	$5,171	$5,428	$(35,551)	$(39,542)	$773	$63	$3,155	$48,482	$(27,568)	$24,149	$80,094
Basic earnings per common share	$0.15	$0.07	$0.08	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00	$(0.57)	$0.50	$1.62
Diluted earnings per common share	$0.15	$0.07	$0.08	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00	$(0.57)	$0.50	$1.62
Weighted average shares outstanding	71,756	73,028	70,469	50,034	54,152	48,942	48,501	48,493	48,462	48,487	48,470	49,295
Weighted average diluted shares outstanding	71,756	73,028	70,469	50,034	54,152	48,942	48,501	48,493	48,515	48,508	48,499	49,586
Tax equivalent adjustment (1)	$8,517	$4,265	$4,252	$19,658	$4,448	$4,691	$5,091	$5,428	$22,225	$5,496	$5,572	$20,906
Net interest income (FTE) (1)	$146,074	$73,884	$72,190	$271,190	$70,389	$65,672	$65,482	$69,647	$268,822	$70,509	$68,330	$261,035
Common stock and related per common share data:
Book value	$13.00	$13.00	$12.84	$13.66	$13.66	$14.43	$14.22	$14.61	$14.72	$14.72	$14.80	$14.94
Tangible book value	9.20	9.20	9.05	8.52	8.52	9.29	8.47	8.78	8.87	8.87	8.92	8.99
Dividends declared per share	0.020	0.010	0.010	0.040	0.010	0.010	0.010	0.010	1.155	0.225	0.310	1.195
Market price - period high	17.95	17.95	14.43	20.25	11.50	11.64	12.00	20.25	40.09	28.97	40.09	39.31
Market price - period low	10.37	12.10	10.37	5.94	9.09	6.19	5.94	5.96	13.56	13.65	13.56	29.67
Closing price at period end	$12.16	$12.16	$13.55	$10.89	$10.89	$11.27	$7.31	$8.59	$19.97	$19.97	$24.24	$30.60
Closing price to book value	0.9	0.9	1.1	0.8	0.8	0.8	0.5	0.6	1.4	1.4	1.6	2.0
Period end shares outstanding	74,049	74,049	74,046	54,793	54,793	54,800	49,161	48,628	48,630	48,630	48,590	48,453
Period end treasury shares	11,738	11,738	11,741	12,176	12,176	12,169	12,165	12,698	12,696	12,696	12,736	12,873
Number of shares repurchased	—	—	—	—	—	—	—	—	5	—	—	1,767
Common dividends	$1,481	$741	$740	$2,020	$492	$556	$486	$486	$56,206	$10,955	$15,088	$58,765
Preferred dividends	$4,825	$2,412	$2,413	$9,650	$2,413	$2,412	$2,413	$2,412	$670	$670	$—	$—
Other Key Ratios/Data:
Return on average common equity (2)	2.27%	2.16%	2.38%	-4.84%	-19.84%	0.43%	0.04%	1.78%	6.46%	-13.90%	13.07%	10.68%
Return on average assets (2)	0.41%	0.40%	0.43%	-0.32%	-1.92%	0.17%	0.13%	0.28%	0.60%	-1.28%	1.16%	0.99%
Net interest margin (1)	4.25%	4.21%	4.28%	3.72%	4.04%	3.66%	3.53%	3.67%	3.61%	3.71%	3.63%	3.58%
Yield on average earning assets (1)	5.02%	4.94%	5.10%	4.96%	4.98%	4.88%	4.86%	5.12%	5.80%	5.43%	5.69%	6.82%
Cost of funds	0.98%	0.92%	1.05%	1.50%	1.17%	1.48%	1.61%	1.73%	2.56%	2.03%	2.40%	3.82%
Efficiency ratio (1)	58.16%	57.92%	58.41%	57.86%	58.48%	59.13%	61.45%	52.33%	53.49%	59.06%	50.30%	52.50%
Net noninterest expense ratio (2)	2.21%	2.31%	2.34%	1.76%	2.42%	1.64%	1.69%	1.34%	1.27%	1.64%	1.11%	1.09%
Effective income tax rate	3.0%	1.7%	4.2%	66.1%	43.1%	230.4%	171.8%	250.2%	-36.9%	41.6%	3.2%	14.7%
Full time equivalent employees - end of period	1,762	1,762	1,729	1,739	1,739	1,751	1,766	1,767	1,809	1,809	1,792	1,856
Number of bank offices	95	95	94	94	94	94	94	97	97	97	98	99
Number of automated teller machines	131	131	129	127	127	127	128	130	129	129	130	131

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010			2009					2008			2007
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	Dec. 31/YTD
Parent Company Data:
Parent investment in subsidiaries - end of period	$1,204,551	$1,204,551	$1,188,859	$1,008,836	$1,008,836	$947,040	$915,129	$921,904	$921,548	$921,548	$910,987	$861,841

Risk-Based Capital Data:
Preferred stock	$190,553	$190,553	$190,392	$190,233	$190,233	$190,076	$189,921	$189,768	$189,617	$189,617	$—	$—
Common stock	858	858	858	670	670	670	613	613	613	613	613	613
Accumulated paid in capital	435,605	435,605	434,704	252,322	252,322	251,423	193,623	211,325	210,698	210,698	207,503	207,851
Retained earnings	819,890	819,890	815,395	810,626	810,626	851,178	850,950	851,339	837,390	837,390	875,947	844,972
Treasury stock	(278,591)	(278,591)	(278,703)	(293,664)	(293,664)	(293,551)	(293,572)	(311,963)	(311,997)	(311,997)	(313,347)	(317,734)
Trust preferred securities	84,730	84,730	84,730	84,730	84,730	84,730	125,000	125,000	125,000	125,000	125,000	125,000
Minority interest	1	1	3	5	5	111	111	111	111	111	111	111
Unrealized loss on equity securities	—	—	—	—	—	—	(46)	(238)	(126)	(126)	(136)	(25)
Intangible assets	(281,255)	(281,255)	(280,477)	(281,479)	(281,479)	(281,614)	(282,592)	(283,570)	(284,548)	(284,548)	(285,643)	(288,235)
Disallowed deferred tax assets	(1,761)	(1,761)	—	—	—	—	—	—	—	—	—	—

Tier 1 capital	970,030	970,030	966,902	763,443	763,443	803,023	784,008	782,385	766,758	766,758	610,048	572,553
Tier 2 capital	130,957	130,957	131,114	131,836	131,836	149,073	179,709	182,844	182,675	182,675	169,727	161,708

Total capital	$1,100,987	$1,100,987	$1,098,016	$895,279	$895,279	$952,096	$963,717	$965,229	$949,433	$949,433	$779,775	$734,261

Risk-adjusted assets	$6,362,015	$6,362,015	$6,372,521	$6,424,597	$6,424,597	$6,234,283	$6,335,010	$6,600,684	$6,609,359	$6,609,359	$6,475,903	$6,340,614
Tangible common equity	681,257	681,257	670,291	467,042	467,042	508,965	416,461	427,042	431,401	431,401	433,266	435,740
Tangible common equity excluding OCI	694,060	694,060	689,169	485,708	485,708	525,182	465,943	464,512	449,443	449,443	485,073	447,467
Adjusted average assets	7,641,829	7,641,829	7,404,963	7,496,478	7,496,478	7,636,913	7,945,014	8,151,469	8,146,655	8,146,655	8,040,248	7,671,104
Tier 1 capital / risk-based assets	15.25%	15.25%	15.17%	11.88%	11.88%	12.88%	12.38%	11.85%	11.60%	11.60%	9.42%	9.03%
Tier 1 common capital / risk-based assets	10.88%	10.88%	10.81%	7.56%	7.56%	8.43%	7.36%	7.04%	6.79%	6.79%	7.49%	7.06%
Total capital / risk-based assets	17.31%	17.31%	17.23%	13.94%	13.94%	15.27%	15.21%	14.62%	14.36%	14.36%	12.04%	11.58%
Leverage ratio	12.69%	12.69%	13.06%	10.18%	10.18%	10.52%	9.87%	9.60%	9.41%	9.41%	7.59%	7.46%
Tangible common equity ratio	9.05%	9.05%	9.17%	6.29%	6.29%	6.88%	5.56%	5.36%	5.23%	5.23%	5.44%	5.58%
Tangible common equity ratio, excluding OCI	9.22%	9.22%	9.42%	6.54%	6.54%	7.10%	6.23%	5.83%	5.45%	5.45%	6.09%	5.73%
Tangible common equity / risk-based assets	10.71%	10.71%	10.52%	7.27%	7.27%	8.16%	6.57%	6.47%	6.53%	6.53%	6.69%	6.87%

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010			2009					2008			2007
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	Dec. 31/YTD
Asset Quality Performance Data:
Non-accrual loans:
Commercial	$39,942	$39,942	$38,095	$28,193	$28,193	$45,134	$41,542	$33,245	$15,586	$15,586	$13,961	$9,128
Agricultural	1,139	1,139	2,532	2,673	2,673	2,384	452	12	12	12	12	362
Real estate- office, retail, and industrial	17,170	17,170	18,204	21,396	21,396	15,738	13,058	12,769	2,533	2,533	1,195	552
Real estate - residential construction	71,148	71,148	93,412	112,798	112,798	138,593	143,231	107,766	97,060	97,060	28,335	107
Real estate - multifamily	7,904	7,904	8,349	12,486	12,486	15,910	10,632	6,989	1,387	1,387	2,827	3,480
Real estate - other commercial	42,407	42,407	41,829	53,221	53,221	25,818	21,262	16,013	6,914	6,914	1,833	1,439
Real estate - 1-4 family	5,706	5,706	5,826	5,819	5,819	4,975	1,034	1,756	857	857	795	583
Consumer	8,273	8,273	7,826	7,629	7,629	8,253	6,042	4,991	3,419	3,419	4,359	2,796

Total non-accrual loans	193,689	193,689	216,073	244,215	244,215	256,805	237,253	183,541	127,768	127,768	53,317	18,447
Loans past due 90 days and still accruing	6,280	6,280	7,995	4,079	4,079	5,960	26,071	73,929	36,999	36,999	37,316	21,149

Total non-performing loans	199,969	199,969	224,068	248,294	248,294	262,765	263,324	257,470	164,767	164,767	90,633	39,596
Restructured, accruing loans	9,030	9,030	5,168	30,553	30,553	26,718	18,877	1,063	7,344	7,344	3,731	7,391
Other real estate owned	57,023	57,023	62,565	57,137	57,137	57,945	50,640	38,984	24,368	24,368	23,697	6,053

Total non-performing assets	266,022	266,022	291,801	335,984	335,984	347,428	332,841	297,517	196,479	196,479	118,061	53,040
Loans past due 30-89 days and still accruing	32,012	32,012	28,018	37,912	37,912	44,346	38,128	54,311	116,206	116,206	104,769	100,820
Reserve for loan losses (RLL):
RLL	$145,027	$145,027	$144,824	$144,808	$144,808	$134,269	$127,528	$116,001	$93,869	$93,869	$69,811	$61,800
Reserve for unfunded commitments	450	450	—	—	—	—	—	—	—	—	—	—

Total reserve for loan losses	145,477	145,477	144,824	144,808	144,808	134,269	127,528	116,001	93,869	93,869	69,811	61,800
Loan loss provision	39,876	21,526	18,350	215,672	93,000	38,000	36,262	48,410	70,254	42,385	13,029	7,233
Net charge-offs by category:
Commercial	7,142	2,679	4,463	55,004	23,320	12,585	7,006	12,093	13,026	5,601	1,899	4,925
Agricultural	687	546	141	180	180	—	—	—	38	—	(4)	10
Real estate - office, retail, and industrial	3,997	2,353	1,644	7,856	3,265	3,496	217	878	732	699	2	—
Real estate - residential construction	14,446	9,994	4,452	62,642	38,315	5,181	8,427	10,719	15,780	9,227	5,856	231
Real estate - multifamily	997	485	512	3,483	2,325	29	1,086	43	1,796	164	(40)	490
Real estate - other commercial	6,341	1,622	4,719	21,517	11,851	6,400	3,197	69	1,248	397	62	(34)
Real estate - 1-4 family	381	261	120	930	168	216	326	220	576	57	239	145
Consumer	4,565	2,282	2,283	13,121	3,037	3,352	4,476	2,256	4,989	2,182	1,308	2,036

Net charge-offs, excluding covered assets	38,556	20,222	18,334	164,733	82,461	31,259	24,735	26,278	38,185	18,327	9,322	7,803
Charge-offs on covered assets	651	651	—	—	—	—	—	—	—	—	—	—

Total net charge-offs	39,207	20,873	18,334	164,733	82,461	31,259	24,735	26,278	38,185	18,327	9,322	7,803
Asset Quality ratios:
Non-accrual loans / loans	3.72%	3.72%	4.16%	4.69%	4.69%	4.84%	4.44%	3.41%	2.38%	2.38%	1.02%	0.37%
Non-performing loans / loans	3.84%	3.84%	4.31%	4.77%	4.77%	4.95%	4.93%	4.78%	3.07%	3.07%	1.74%	0.80%
Non-performing assets / loans plus OREO	5.05%	5.05%	5.55%	6.39%	6.39%	6.48%	6.17%	5.48%	3.65%	3.65%	2.25%	1.07%
Non-accrual loans / total assets	2.48%	2.48%	2.85%	3.17%	3.17%	3.34%	3.05%	2.22%	1.50%	1.50%	0.65%	0.23%
Loan loss ratios:
RLL / loans	2.79%	2.79%	2.79%	2.78%	2.78%	2.53%	2.39%	2.15%	1.75%	1.75%	1.34%	1.25%
RLL / non-accrual loans	75.11%	75.11%	67.03%	59.30%	59.30%	52.28%	53.75%	63.20%	73.47%	73.47%	130.94%	335.01%
RLL / non-performing loans	72.75%	72.75%	64.63%	58.32%	58.32%	51.10%	48.43%	45.05%	56.97%	56.97%	77.03%	156.08%
Net charge-offs to average net loans	1.49%	1.56%	1.43%	3.08%	6.17%	2.32%	1.85%	1.98%	0.74%	1.38%	0.71%	0.16%

Footnotes:

(1)	Tax equivalent basis reflects federal and state tax benefits.
(2)	Annualized based on the number of days outstanding for each period presented.